STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	22
Beginning Date of Accrual Period	20-Feb-03
End Date of Accrual Period	19-Mar-03
Distribution Date	20-Mar-03
Previous Distribution Date	20-Feb-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	12,355,871.17
Collections of Interest (net of servicing fee)	2,951,417.65
Servicing Fee	171,891.63
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	15,479,180.45
Interest Paid to Certificates	363,165.65
Principal Paid to Certificates	13,022,946.14
Equity Certificate	1,921,177.03
Servicing Fee	171,891.63

Balance Reconciliation

Begin Principal Balance	412,539,907.49
Principal Collections (including repurchases)	12,355,871.17
Charge off Amount	667,074.97
End Principal Balance	399,516,961.35

Collateral Performance
Cash Yield (% of beginning balance)	8.92%
Charge off Amount (% of beginning balance)	1.78%
Net Yield	7.14%

Delinquent Loans
30-59 days principal balance of loan	15,025,335.21
30-59 days number of loans	172
60-89 days principal balance of loan	3,087,458.85
60-89 days number of loans	34
90+ days principal balance of loan	16,339,802.88
90+ days number of loans	189

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,069
Number of HEL outstanding (EOP)	4,917
Book value of real estate acquired through foreclosure/grant of deed
Number of Loans that went into REO	4
Principal Balance of Loans that went into REO	398,668.16

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	1,921,177.03

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.34000%
Class A Formula Rate (1 mo Libor plus 29bps)	1.63000%
Class A Pass-Through Rate	1.63000%
Class M Formula Rate (1 mo Libor plus 55bps)	1.89000%
Class M Pass-Through Rate	1.89000%
Available Funds Cap	10.60250%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	18.665982
2. Principal Distribution per $1,000	18.169830
3. Interest Distribution per $1,000	0.496152

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.63000%
2. Days in Accrual Period	28

3. Class A Interest Due	308,194.79
4. Class A Interest Paid	308,194.79

5. Class A Interest Carry Forward Amount Paid
6. Class A Supplemental Interest Amount Paid

7. Class A Unpaid Interest Carry Forward Amount, EOP
8. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	243,098,434.04
2. Class A Principal Due	11,286,553.32
3. Class A Principal Paid	11,286,553.32
4. Class A Principal Carry Forward Amount Paid
5. Class A Unpaid Principal Carry Forward Amount
6. Class A Principal Balance, EOP	231,811,880.72

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	18.745957
2. Principal Distribution per $1,000	18.170708
3. Interest Distribution per $1,000	0.575250

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.89000%
2. Days in Accrual Period	28

3. Class M Interest Due	54,970.86
4. Class M Interest Paid	54,970.86

5. Class M Interest Carry Forward Amount Paid
6. Class M Supplemental Interest Amount Paid

7. Class M Unpaid Interest Carry Forward Amount, EOP
8. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	37,395,143.72
2. Class M Principal Due	1,736,392.82
3. Class M Principal Paid	1,736,392.82
4. Class M Principal Carry Forward Amount Paid
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Principal Balance, EOP	35,658,750.90

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP